Exhibit 32.2

               CERTIFICATION OF PRINCIPAL ACCOUNTING OFFICER

                    PURSUANT TO 18 U.S.C. SECTION 1350,

                    AS ADOPTED PURSUANT TO SECTION 906

                     OF THE SARBANES-OXLEY ACT OF 2002

I, Michael Iverson ,President, Secretary, Treasurer and principal accounting officer of Lakefield Ventures, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-KSB of Lakefield Ventures, Inc., for the fiscal year ended  March 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Lakefield Ventures, Inc.

/s/ Michael Iverson

President, Secretary, Treasurer

Director and Principal Accounting Officer